EXHIBIT 10.3

FORM A (For Executives with Change-in-Control Agreements)

RESTRICTED STOCK UNITS AGREEMENT

RESTRICTED STOCK UNITS GRANTED

UNDER THE 1998 IMS HEALTH INCORPORATED

EMPLOYEES’ STOCK INCENTIVE PLAN

This Restricted Stock Units Agreement (the Agreement) confirms the grant of Restricted Stock Units (RSUs) as of                                (the Grant Date) by the Compensation and Benefits Committee (the Committee) of the Board of Directors of IMS Health Incorporated (the Company) as follows:

Participant Granted RSUs:

Number of RSUs Granted:

Scheduled Lapse Date:

The RSUs are granted under the 1998 IMS Health Incorporated Employees’ Stock Incentive Plan (the Plan).  The RSUs are subject to all the terms and conditions of the Plan, which is attached hereto and incorporated herein by reference, and are subject to the terms and conditions of this Agreement, including the Terms and Conditions attached hereto, which are incorporated herein by reference.

Participant acknowledges and agrees that (i), until an RSU has become vested in accordance with Section 2(a) hereof, such RSU will be subject to a risk of forfeiture to the extent provided in Section 2 hereof, and (ii), until the [later of the]* time each RSU becomes vested [or the end of any additional period of deferral elected by Participant in accordance with Section 4 hereof]*, such RSU shall be generally nontransferable, as provided in Section 3 hereof.

IN WITNESS WHEREOF, IMS Health Incorporated has caused this Agreement to be executed by its officer thereunto duly authorized.

By the Company’s signature, and your acceptance of these RSUs (as described in the attached Terms and Conditions), you and the Company agree to the terms of this Agreement.  [If you make any deferral election in this Agreement, you must sign the Agreement and return it to the Executive Compensation & Equity Plans Department by the date specified in the attached Terms and Conditions.]*

IMS HEALTH INCORPORATED

David M. Thomas
Chairman and Chief Executive Officer

Terms and Conditions

of Restricted Stock Units

1.                                       Restricted Stock Units

Each Restricted Stock Unit (RSU) represents a generally nontransferable, conditional right to receive one share of the Company’s Common Stock (a Share) at a specified future date, together with a right to Dividend Equivalents and other rights, subject to the terms and conditions of the Employees’ Stock Incentive Plan (the Plan) and this Agreement.  RSUs are bookkeeping units, and do not represent ownership of Shares or any other equity security. The Company shall maintain a bookkeeping account for Participant (the Account) reflecting the number of RSUs then credited to Participant hereunder as a result of this grant of RSUs and any crediting of additional RSUs to Participant pursuant to payments equivalent to dividends paid on Shares under Section 5 (Dividend Equivalents).  For purposes of this Agreement, the term RSUs includes RSUs as to which the risk of forfeiture under Section 2 has lapsed but which remain subject to deferral of settlement.

2.                                       Vesting and Forfeiture

(a)                                  RSUs granted hereunder shall vest (meaning that the risk of forfeiture of such RSUs under this Section 2 shall lapse; such RSUs shall remain subject to Section 6) at the scheduled lapse date set forth on the cover page of this Agreement, except that all RSUs shall vest on an accelerated basis upon the earliest of (i) Termination of Employment (as defined below) by reason of a Retirement, but only if the Committee has specifically approved the accelerated vesting of the RSUs upon such Retirement, (ii) Termination of Employment by reason of death or Disability, (iii) the occurrence of a Change in Control, or (iv) any other event  specified as resulting in acceleration of RSUs in an employment agreement between the Company and Participant in effect at the time of Termination of Employment.  Each RSU credited as a result of Dividend Equivalents on a forfeitable RSU under Section 5(a) shall vest at the time of vesting of the forfeitable RSU which gives rise, directly or indirectly, to the crediting of such Dividend Equivalent RSU.  Each RSU credited as a result of Dividend Equivalents on a then non-forfeitable RSU under Section 5(a) shall be fully vested and nonforfeitable from and after the date of such crediting (subject to Section 6).

(b)                                 In the event of Participant’s Termination of Employment, all RSUs that are not vested at or prior to the time of such Termination shall be forfeited, unless otherwise determined by the Committee.  Thus, upon Participant’s voluntary Termination of Employment or a Termination of Employment by the Company for Cause, unvested RSUs generally will be forfeited.

(c)                                  For purposes of this Agreement, a Termination of Employment shall mean a termination of Participant’s employment with the Company or a subsidiary or affiliate of the Company if, immediately thereafter, Participant is not employed by any of the Company or its subsidiaries or affiliates.

(d)                                 For purposes of this Agreement, Cause shall have the meaning defined in an employment agreement between the Company and Participant in effect at the time of Termination of Employment or, if there is no such employment agreement, Cause shall mean  (1) willful malfeasance or willful misconduct by Participant in connection with his or her employment, (2) continuing failure to perform such duties as are requested by any employee to whom the Participant reports, directly or indirectly, or by the board of directors of either the Company or the subsidiary or affiliate employs Participant, (3) failure by Participant to observe policies of the Company or his or her employer applicable to Participant, or (4) the commission by Participant of (i) any felony or (ii) any misdemeanor involving moral turpitude.

3.                                       Nontransferability

Until RSUs become settleable under Section 4 hereof, RSUs shall not be transferable other than by will or by the laws of descent and distribution or to a designated beneficiary in the event of Participant’s death, and no such transfer shall be effective to bind the Company unless the Committee shall have been furnished with a copy of such will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

[4.                                   Settlement and Election to Defer Settlement

RSUs granted hereunder, together with RSUs credited as a result of Dividend Equivalents, shall be settled by delivery of one Share for each RSU being settled.  Settlement of an RSU granted hereunder shall occur upon the lapse of the risk of forfeiture of such RSU under Section 2, except settlement shall be deferred in certain cases if so elected by Participant in accordance with this Section 4.  Settlement of RSUs that directly or indirectly result from Dividend Equivalents on RSUs granted hereunder shall occur at the time of settlement of the granted RSU.

By filling out this Section 4, signing, and returning this Agreement to the Executive Compensation & Equity Plans Department at least six months prior to Scheduled Lapse Date for any affected RSUs (or such other deadline as may be specified by the Vice President, Global Human Resources), Participant may elect to defer the date of settlement of RSUs.  An election hereunder shall be effective only in the case of RSUs which, but for the election, would have been settled more than six months after the filing of the election.

Check Only One:

☐                                    I hereby elect to have my RSUs settled upon the lapse of the risk of forfeiture under Section 2 (Note: This election will apply if you do not return the Agreement to the Company or if you do not check any box).

☐                                    I hereby elect to defer the settlement of my RSUs until the first business day of month                                           in the year               (subject to accelerated settlement in the event of a Change in Control, death of the Participant, or Termination of Employment by Retirement).

☐                                    I hereby elect to defer the settlement of my RSUs until my Termination of Employment for any reason.  Termination of Employment includes my death or Disability (subject to accelerated settlement in the event of a Change in Control).

Any elective deferral will be subject to such additional terms and conditions as the Committee may impose, including terms and conditions under the Company’s Deferred Compensation Plan.  Please note that even if you elect to defer settlement, the Company is required to withhold from you Medicare taxes at the applicable minimum statutory rate on the scheduled lapse date for the deferred RSUs.  Such withholding will be based upon the aggregate Fair Market Value of the Shares underlying the deferred RSUs on the scheduled lapse date and will normally be deducted from your salary in the payroll that immediately follows the scheduled lapse date.]*

5.                                       Dividend Equivalents and Adjustments

(a)                                  Dividend Equivalents shall be paid or credited on RSUs (other than RSUs that, at the relevant record date, previously have been settled or forfeited) as follows:

(i)                                     Cash Dividends.  If the Company declares and pays a dividend or distribution on Common Stock in the form of cash, then a Participant shall be entitled to dividend equivalents as follows: Dividend equivalents resulting from cash dividend payments prior to August 1, 2002 shall be credited to Participant’s Account as of the payment date for such dividend or distribution and converted into additional RSUs at that date based on the Fair Market Value of Shares on the date credited.  From and after August 1, 2002, dividend equivalents relating to cash dividends, the record date for which is prior to settlement of an RSU, shall be calculated at the time of such settlement and credited and paid in cash at settlement, without interest.

(ii)                                  Non-Share Dividends.  If the Company declares and pays a dividend or distribution on Common Stock in the form of property other than Shares, then a number of additional RSUs shall be credited to Participant’s Account as of the payment date for such dividend or distribution equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution multiplied by the Fair Market Value of such property actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share at such payment date.

(iii)                               Common Stock Dividends and Splits.  If the Company declares and pays a dividend or distribution on Common Stock in the form of additional Shares, or there occurs a forward split of Common Stock, then a number of additional RSUs shall be credited to Participant’s Account as of the payment date for such dividend or distribution or forward split equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution or split multiplied by the number of additional Shares actually paid as a dividend or distribution or issued in such split in respect of each outstanding Share.

(b)                                 The number of RSUs credited to Participant’s Account shall be appropriately adjusted, in order to prevent dilution or enlargement of Participants’ rights with respect to RSUs, to reflect any changes in the outstanding Shares resulting from any event referred to in Section 10(a) of the Plan, taking into account any RSUs credited to Participant in connection with such event under Section 5(a) hereof.

6.                                       Forfeiture of RSUs and Shares Acquired Upon Prior Vesting and Settlement

The greatest assets of IMS HEALTH and its affiliates (each, an “IMS HEALTH Company”) are its employees, technology and customers.  In recognition of the increased risk of unfairly losing any of these assets to its competitors, IMS HEALTH has adopted the following policy:

If you directly or indirectly engage in any of the “Detrimental Activities” defined below:

(a)                                  any unvested RSUs shall automatically be forfeited on the later of the date of your Termination of Employment or the date IMS HEALTH becomes aware of your Detrimental Activity, without regard to the provisions of Section 2; and

(b)                                 you shall forfeit to the Company any RSUs that vested and the resulting Shares acquired upon settlement during the one year prior to, or at any time after, the date of the earliest actual occurrence of your Detrimental Activity (the “Forfeiture Period”).  These Shares shall be forfeited by you and are payable to the Company at the later of the date of your Termination of Employment or the date IMS HEALTH becomes aware of your Detrimental Activity.  If you have disposed of such Shares during the Forfeiture Period, your obligation to repay Shares upon such forfeiture will continue (payment of cash or other property is not permitted), so that you will be required to acquire replacement Shares and deliver them to the Company in settlement of your forfeiture obligation without regard to any subsequent market price increase or decrease from the date of exercise.  If you fail to promptly deliver forfeited Shares and if, apart from this Agreement, the Company is obligated to pay any cash amount to you, the Company, as a setoff, may use such cash to purchase Shares in the open market on your behalf, which Shares will be retained by the Company in settlement of your forfeiture obligation hereunder.

Detrimental Activities are defined as:

•                  using or disclosing any information that has been treated by an IMS HEALTH Company as confidential or proprietary and is of competitive advantage to such IMS HEALTH Company, unless you are using or disclosing it in the course of your job with such IMS HEALTH Company;

•                  during the period beginning the Date of Grant and ending twelve months after you leave your employment with any IMS HEALTH Company (the “Prohibited Period”), soliciting, inducing, enticing or procuring for anyone other than an IMS HEALTH Company the trade or business of any entity that was a customer (including “near-permanent” customers), prospective customer or data supplier of an IMS HEALTH Company, in order to sell to such customer or prospective customer, or obtain from such data supplier, the same, similar or related services IMS HEALTH offers to its customers, or such data supplier provided to IMS HEALTH, during the period that you worked for any IMS HEALTH Company;

•                  during the Prohibited Period, soliciting, inducing, enticing or procuring any employee of any IMS HEALTH Company to leave his or her employment; or employing or otherwise using the services of any person who is or was an IMS HEALTH Company employee during the last twelve months that you worked for an IMS HEALTH Company; or

•                  during the Prohibited Period, directly or indirectly (including without limitation as an officer, director, employee, advisor, agent, consultant or investor, other than by the ownership of a passive investment interest of not more than 1% in a company with publicly traded equity securities), (i) seeking or accepting any employment or other work with or providing assistance to any person or entity that offers Competitive Services (as defined below) to any person or entity that was a customer or potential customer of any IMS HEALTH Company at any time during the last two years of your employment with any IMS HEALTH Company, or (ii) otherwise providing Competitive Services.

For purposes hereof, “Competitive Services” means engaging in the following activities anywhere in the world in relation to the pharmaceutical and healthcare industries (it being understood that the global market in which any of the businesses of IMS is conducted and to which their goodwill extends is not limited to any particular region in the world and that given the informational nature of such businesses, they may be engaged effectively from any location in the world):

•                  providing information services for the management of sales forces engaged in the sale of prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  providing information services for the measurement of sales force performance or product performance for prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing physician profiles for purposes of assisting others in the targeting of promotion or sales activities in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing micromarketing programs based on prescribing behavior or attitudes of physicians or other prescribers in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing market research reports or audits relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  using or developing technology, methodologies or processes which have functionality or produce results similar to the technology, methodologies or processes employed or offered by IMS HEALTH to process pharmaceutical or healthcare information, including but not limited to internal processing technology, decision support tools, data warehousing applications and data mining applications;

•                  creating or providing reference files, classification schemes, master files or other methods of categorizing, classifying, organizing or identifying products, procedures, medical facilities, pharmacies, warehouses, distributors, prescribers, pharmacists or other entities, activities or persons associated with the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products; or

•                  providing market research consulting, sales management consulting, information technology consulting or market event management consulting, or any other consulting services in connection with any of the foregoing activities or otherwise relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products.

7.                                       Other Terms Relating to RSUs

(a)                                  The number of RSUs credited to a Participant’s Account shall include fractional RSUs calculated to at least three decimal places, unless otherwise determined by the Committee.  Upon settlement of RSUs, Participant shall be paid, in cash, an amount equal to the value of any fractional share that would have otherwise been deliverable in settlement of such RSUs, unless the Company arranges to deliver shares to an account of Participant to which fractional shares may be credited without requiring the Company to in fact issue a fractional share.

(b)                                 It shall be a condition to the obligation of the Company to issue and deliver Shares in settlement of the RSUs that the Participant (or any Beneficiary) pay to the Company or a Participating Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying the minimum statutory withholding liabilities for federal, state, or local income or other taxes.  If the amount requested is not paid, the Company may refuse to deliver the shares in settlement of the RSUs until such amount is paid.  The Committee may, in its discretion, permit a Participant (or any Beneficiary of a Participant) to pay all or a portion of the amount requested by the Company for such taxes at such time and in such manner as the Committee shall deem to be appropriate, including by authorizing, and the Participant hereby authorizes, the Company to withhold from the shares to be delivered in settlement, or by agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares having a fair market value (The fair market value is equal to the average high/low on the day in which the Shares are surrendered.) equal to the amount of such tax liability or a specified portion of such tax liability.

(c)                                  An individual statement of each Participant’s Account will be issued to each Participant not less frequently than annually.  Such statements shall reflect the amount of RSUs credited to Participant’s Account, transactions therein during the period covered by the statement, and other information deemed relevant by the Vice President of Global Human Resources.  Such a statement may be combined with or include information regarding other plans and compensatory arrangements relating to Participant.  A Participant’s statements shall be deemed a part of this Agreement, and shall evidence the Company’s obligations in respect of RSUs, including the number of RSUs credited as a result of Dividend Equivalents (if any); provided, however, that any statement containing an error shall not represent a binding obligation to the extent of such error.

8.                                       Miscellaneous

(a)                                  This Agreement shall be legally binding when executed by the Company and accepted by the Participant as described below, provided that no election of Participant will be binding unless Participant has executed the Agreement and returned it to the Executive Compensation & Equity Plans Department of the Company.

(b)                                 This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties.  This Agreement constitutes the entire agreement between the parties with respect to the RSUs, and supersedes any prior agreements or documents with respect to the RSUs.  No amendment, alteration, suspension, discontinuation or termination of this Agreement which may impose any additional obligation upon the Company or impair the rights of Participant with respect to the RSUs shall be valid unless in each instance such amendment, alteration, suspension, discontinuation or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by Participant.

(c)                                  Any Beneficiary designation made by Participant in accordance with this provision may be changed from time to time, without the consent of any previously designated Beneficiary (but subject to any spousal consent as may be required) by filing with the Executive Compensation & Equity Plans Department a notice of such change.   The change of Beneficiary designation shall become effective upon receipt by the Executive Compensation & Equity Plans Department.  In the event Participant’s Beneficiary would otherwise become entitled to a distribution hereunder, and all Beneficiaries designated by Participant are not then living, or if no valid Beneficiary designation is in effect, Participant’s estate or duly authorized personal representative shall be deemed to have been designated by Participant.

(d)                                 Any provision for distribution in settlement of Participant’s Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Participant or any Beneficiary any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Participant or any Beneficiary.  Participant or any Beneficiary entitled to any distribution hereunder shall be a general creditor of the Company.

(e)                                  Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan.  If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

*  *  *  *  *

You do not need to do anything if you want to accept your RSUs on the terms set out in this Agreement.  If you do not want to accept your RSUs on the terms set out in this Agreement, please write to the Company at the address below, marking your envelope to the attention of Kristin Johnson, no later than                                          .

IMS Health

Executive Compensation & Equity Plans

660 W. Germantown Pike

Plymouth Meeting, Pennsylvania 19462

U.S.A.

Your RSUs will then be cancelled.  If you do not write to us telling us that you do not want your RSUs by                                          , you will have accepted your RSUs and agreed to the terms set out in this Agreement.

[By signing below and returning this Agreement to the Executive Compensation & Equity Plans Department, I elect to defer settlement of the RSUs until the applicable date specified in Section 4, subject to earlier settlement in accordance with Section 4 and the other terms of the Plan and this Agreement.  (Note: If you do not wish to defer settlement past the Scheduled Lapse Date you do not need to sign below and return this Agreement to the Executive Compensation & Equity Plans Department.  If you elect to further defer settlement or name a beneficiary, you should retain a copy of this Agreement for your records.)]*

PARTICIPANT:	Date:

Print Name:

For HR Use Only: Date Received by Executive Compensation & Equity Plans Department:

*This language is not included in agreements with employees outside the United States.

Agreements covering Performance-Based Restricted Stock Units include the following language:  The RSUs are granted based upon the achievement of performance conditions during                         , in accordance with the Company’s Performance-Based Restricted Stock Program (the PERS program) under the 1998 IMS Health Incorporated Employees’ Stock Incentive Plan (the Plan).  Accordingly, the RSUs represent performance-based restricted stock units or PERS as to which the performance conditions have been satisfied.

FORM B (For All Other Participating Employees)

RESTRICTED STOCK UNITS AGREEMENT

RESTRICTED STOCK UNITS GRANTED

UNDER THE [1998 IMS HEALTH INCORPORATED

EMPLOYEES’ STOCK INCENTIVE PLAN/IMS HEALTH INCORPORATED

2000 STOCK INCENTIVE PLAN]

This Restricted Stock Units Agreement (the Agreement) confirms the grant of Restricted Stock Units (RSUs) as of                                (the Grant Date) by the Compensation and Benefits Committee (the Committee) of the Board of Directors of IMS Health Incorporated (the Company) as follows:

Participant Granted RSUs:

Number of RSUs Granted:

Scheduled Lapse Date:

The RSUs are granted under the [1998 IMS Health Incorporated Employees’ Stock Incentive Plan/IMS Health Incorporated 2000 Stock Incentive (the Plan)].  The RSUs are subject to all the terms and conditions of the Plan, which is attached hereto and incorporated herein by reference, and are subject to the terms and conditions of this Agreement, including the Terms and Conditions attached hereto, which are incorporated herein by reference.

Participant acknowledges and agrees that (i), until an RSU has become vested in accordance with Section 2(a) hereof, such RSU will be subject to a risk of forfeiture to the extent provided in Section 2 hereof, and (ii), until the [later of the]* time each RSU becomes vested [or the end of any additional period of deferral elected by Participant in accordance with Section 4 hereof]*, such RSU shall be generally nontransferable, as provided in Section 3 hereof.

IN WITNESS WHEREOF, IMS Health Incorporated has caused this Agreement to be executed by its officer thereunto duly authorized.

By the Company’s signature, and your acceptance of these RSUs (as described in the attached Terms and Conditions), you and the Company agree to the terms of this Agreement.  [If you make any deferral election in this Agreement, you must sign the Agreement and return it to the Executive Compensation & Equity Plans Department by the date specified in the attached Terms and Conditions.]*

IMS HEALTH INCORPORATED

David M. Thomas
Chairman and Chief Executive Officer

Terms and Conditions

of Restricted Stock Units

1.                                       Restricted Stock Units

Each Restricted Stock Unit (RSU) represents a generally nontransferable, conditional right to receive one share of the Company’s Common Stock (a Share) at a specified future date, together with a right to Dividend Equivalents and other rights, subject to the terms and conditions of the Employees’ Stock Incentive Plan (the Plan) and this Agreement.  RSUs are bookkeeping units, and do not represent ownership of Shares or any other equity security. The Company shall maintain a bookkeeping account for Participant (the Account) reflecting the number of RSUs then credited to Participant hereunder as a result of this grant of RSUs and any crediting of additional RSUs to Participant pursuant to payments equivalent to dividends paid on Shares under Section 5 (Dividend Equivalents).  For purposes of this Agreement, the term RSUs includes RSUs as to which the risk of forfeiture under Section 2 has lapsed but which remain subject to deferral of settlement.

2.                                       Vesting and Forfeiture

(a)                                  RSUs granted hereunder shall vest (meaning that the risk of forfeiture of such RSUs under this Section 2 shall lapse; such RSUs shall remain subject to Section 6) at the scheduled lapse date set forth on the cover page of this Agreement, except that all RSUs shall vest on an accelerated basis upon the earliest of (i) Termination of Employment (as defined below) by reason of a Retirement, but only if the Committee has specifically approved the accelerated vesting of the RSUs upon such Retirement, (ii) Termination of Employment by reason of death or Disability, (iii) the occurrence of a Change in Control, or (iv) any other event  specified as resulting in acceleration of RSUs in an employment agreement between the Company and Participant in effect at the time of Termination of Employment.  Each RSU credited as a result of Dividend Equivalents on a forfeitable RSU under Section 5(a) shall vest at the time of vesting of the forfeitable RSU which gives rise, directly or indirectly, to the crediting of such Dividend Equivalent RSU.  Each RSU credited as a result of Dividend Equivalents on a then non-forfeitable RSU under Section 5(a) shall be fully vested and nonforfeitable from and after the date of such crediting (subject to Section 6).

(b)                                 In the event of Participant’s Termination of Employment, all RSUs that are not vested at or prior to the time of such Termination shall be forfeited, unless otherwise determined by the Committee.  Thus, upon Participant’s voluntary Termination of Employment or a Termination of Employment by the Company for Cause, unvested RSUs generally will be forfeited.

(c)                                  For purposes of this Agreement, a Termination of Employment shall mean a termination of Participant’s employment with the Company or a subsidiary or affiliate of the Company if, immediately thereafter, Participant is not employed by any of the Company or its subsidiaries or affiliates.

(d)                                 For purposes of this Agreement, Cause shall have the meaning defined in an employment agreement between the Company and Participant in effect at the time of Termination of Employment or, if there is no such employment agreement, Cause shall mean  (1) willful malfeasance or willful misconduct by Participant in connection with his or her employment, (2) continuing failure to perform such duties as are requested by any employee to whom the Participant reports, directly or indirectly, or by the board of directors of either the Company or the subsidiary or affiliate employs Participant, (3) failure by Participant to observe policies of the Company or his or her employer applicable to Participant, or (4) the commission by Participant of (i) any felony or (ii) any misdemeanor involving moral turpitude.

3.                                       Nontransferability

Until RSUs become settleable under Section 4 hereof, RSUs shall not be transferable other than by will or by the laws of descent and distribution or to a designated beneficiary in the event of Participant’s death, and no such transfer shall be effective to bind the Company unless the Committee shall have been furnished with a copy of such will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

[4.                                   Settlement and Election to Defer Settlement

RSUs granted hereunder, together with RSUs credited as a result of Dividend Equivalents, shall be settled by delivery of one Share for each RSU being settled.  Settlement of an RSU granted hereunder shall occur upon the lapse of the risk of forfeiture of such RSU under Section 2, except settlement shall be deferred in certain cases if so elected by Participant in accordance with this Section 4.  Settlement of RSUs that directly or indirectly result from Dividend Equivalents on RSUs granted hereunder shall occur at the time of settlement of the granted RSU.

By filling out this Section 4, signing, and returning this Agreement to the Executive Compensation & Equity Plans Department at least six months prior to Scheduled Lapse Date for any affected RSUs (or such other deadline as may be specified by the Vice President, Human Resources), Participant may elect to defer the date of settlement of RSUs.  An election hereunder shall be effective only in the case of RSUs which, but for the election, would have been settled more than six months after the filing of the election.

Check Only One:

☐                                    I hereby elect to have my RSUs settled upon the lapse of the risk of forfeiture under Section 2 (Note: This election will apply if you do not return the Agreement to the Company or if you do not check any box).

☐                                    I hereby elect to defer the settlement of my RSUs until the first business day of month                                             in the year                 (subject to accelerated settlement in the event of the death of the Participant, or Termination of Employment by Retirement).

☐                                    I hereby elect to defer the settlement of my RSUs until my Termination of Employment for any reason.  Termination of Employment includes my death or Disability.

Any elective deferral will be subject to such additional terms and conditions as the Committee may impose, including terms and conditions under the Company’s Deferred Compensation Plan.  Please note that even if you elect to defer settlement, the Company is required to withhold from you Medicare taxes at the applicable minimum statutory rate on the scheduled lapse date for the deferred RSUs.  Such withholding will be based upon the aggregate Fair Market Value of the Shares underlying the deferred RSUs on the scheduled lapse date and will normally be deducted from your salary in the payroll that immediately follows the scheduled lapse date.]*

5.                                       Dividend Equivalents and Adjustments

(a)                                  Dividend Equivalents shall be paid or credited on RSUs (other than RSUs that, at the relevant record date, previously have been settled or forfeited) as follows:

(i)                                     Cash Dividends.  If the Company declares and pays a dividend or distribution on Common Stock in the form of cash, then a Participant shall be entitled to dividend equivalents as follows: Dividend equivalents resulting from cash dividend payments prior to August 1, 2002 shall be credited to Participant’s Account as of the payment date for such dividend or distribution and converted into additional RSUs at that date based on the Fair Market Value of Shares on the date credited.  From and after August 1, 2002, dividend equivalents relating to cash dividends, the record date for which is prior to settlement of an RSU, shall be calculated at the time of such settlement and credited and paid in cash at settlement, without interest.

(ii)                                  Non-Share Dividends.  If the Company declares and pays a dividend or distribution on Common Stock in the form of property other than Shares, then a number of additional RSUs shall be credited to Participant’s Account as of the payment date for such dividend or distribution equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution multiplied by the Fair Market Value of such property actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share at such payment date.

(iii)                               Common Stock Dividends and Splits.  If the Company declares and pays a dividend or distribution on Common Stock in the form of additional Shares, or there occurs a forward split of Common Stock, then a number of additional RSUs shall be credited to Participant’s Account as of the payment date for such dividend or distribution or forward split equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution or split multiplied by the number of additional Shares actually paid as a dividend or distribution or issued in such split in respect of each outstanding Share.

(b)                                 The number of RSUs credited to Participant’s Account shall be appropriately adjusted, in order to prevent dilution or enlargement of Participants’ rights with respect to RSUs, to reflect any changes in the outstanding Shares resulting from any event referred to in Section 10(a) of the Plan, taking into account any RSUs credited to Participant in connection with such event under Section 5(a) hereof.

6.                                       Forfeiture of RSUs and Shares Acquired Upon Prior Vesting and Settlement

The greatest assets of IMS HEALTH and its affiliates (each, an “IMS HEALTH Company”) are its employees, technology and customers.  In recognition of the increased risk of unfairly losing any of these assets to its competitors, IMS HEALTH has adopted the following policy:

If you directly or indirectly engage in any of the “Detrimental Activities” defined below:

(c)                                  any unvested RSUs shall automatically be forfeited on the later of the date of your Termination of Employment or the date IMS HEALTH becomes aware of your Detrimental Activity, without regard to the provisions of Section 2; and

(d)                                 you shall forfeit to the Company any RSUs that vested and the resulting Shares acquired upon settlement during the one year prior to, or at any time after, the date of the earliest actual occurrence of your Detrimental Activity (the “Forfeiture Period”).  These Shares shall be forfeited by you and are payable to the Company at the later of the date of your Termination of Employment or the date IMS HEALTH becomes aware of your Detrimental Activity.  If you have disposed of such Shares during the Forfeiture Period, your obligation to repay Shares upon such forfeiture will continue (payment of cash or other property is not permitted), so that you will be required to acquire replacement Shares and deliver them to the Company in settlement of your forfeiture obligation without regard to any subsequent market price increase or decrease from the date of exercise.  If you fail to promptly deliver forfeited Shares and if, apart from this Agreement, the Company is obligated to pay any cash amount to you, the Company, as a setoff, may use such cash to purchase Shares in the open market on your behalf, which Shares will be retained by the Company in settlement of your forfeiture obligation hereunder.

Detrimental Activities are defined as:

•                  using or disclosing any information that has been treated by an IMS HEALTH Company as confidential or proprietary and is of competitive advantage to such IMS HEALTH Company, unless you are using or disclosing it in the course of your job with such IMS HEALTH Company;

•                  during the period beginning the Date of Grant and ending twelve months after you leave your employment with any IMS HEALTH Company (the “Prohibited Period”), soliciting, inducing, enticing or procuring for anyone other than an IMS HEALTH Company the trade or business of any entity that was a customer (including “near-permanent” customers), prospective customer or data supplier of an IMS HEALTH Company, in order to sell to such customer or prospective customer, or obtain from such data supplier, the same, similar or related services IMS HEALTH offers to its customers, or such data supplier provided to IMS HEALTH, during the period that you worked for any IMS HEALTH Company;

•                  during the Prohibited Period, soliciting, inducing, enticing or procuring any employee of any IMS HEALTH Company to leave his or her employment; or employing or otherwise using the services of any person who is or was an IMS HEALTH Company employee during the last twelve months that you worked for an IMS HEALTH Company; or

•                  during the Prohibited Period, directly or indirectly (including without limitation as an officer, director, employee, advisor, agent, consultant or investor, other than by the ownership of a passive investment interest of not more than 1% in a company with publicly traded equity securities), (i) seeking or accepting any employment or other work with or providing assistance to any person or entity that offers Competitive Services (as defined below) to any person or entity that was a customer or potential customer of any IMS HEALTH Company at any time during the last two years of your employment with any IMS HEALTH Company, or (ii) otherwise providing Competitive Services.

For purposes hereof, “Competitive Services” means engaging in the following activities anywhere in the world in relation to the pharmaceutical and healthcare industries (it being understood that the global market in which any of the businesses of IMS is conducted and to which their goodwill extends is not limited to any particular region in the world and that given the informational nature of such businesses, they may be engaged effectively from any location in the world):

•                  providing information services for the management of sales forces engaged in the sale of prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  providing information services for the measurement of sales force performance or product performance for prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing physician profiles for purposes of assisting others in the targeting of promotion or sales activities in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing micromarketing programs based on prescribing behavior or attitudes of physicians or other prescribers in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  creating or providing market research reports or audits relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•                  using or developing technology, methodologies or processes which have functionality or produce results similar to the technology, methodologies or processes employed or offered by IMS HEALTH to process pharmaceutical or healthcare information, including but not limited to internal processing technology, decision support tools, data warehousing applications and data mining applications;

•                  creating or providing reference files, classification schemes, master files or other methods of categorizing, classifying, organizing or identifying products, procedures, medical facilities, pharmacies, warehouses, distributors, prescribers, pharmacists or other entities, activities or persons associated with the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products; or

•                  providing market research consulting, sales management consulting, information technology consulting or market event management consulting, or any other consulting services in connection with any of the foregoing activities or otherwise relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products.

7.                                       Other Terms Relating to RSUs

(a)                                  The number of RSUs credited to a Participant’s Account shall include fractional RSUs calculated to at least three decimal places, unless otherwise determined by the Committee.  Upon settlement of RSUs, Participant shall be paid, in cash, an amount equal to the value of any fractional share that would have otherwise been deliverable in settlement of such RSUs, unless the Company arranges to deliver shares to an account of Participant to which fractional shares may be credited without requiring the Company to in fact issue a fractional share.

(b)                                 It shall be a condition to the obligation of the Company to issue and deliver Shares in settlement of the RSUs that the Participant (or any Beneficiary) pay to the Company or a Participating Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying the minimum statutory withholding liabilities for federal, state, or local income or other taxes.  If the amount requested is not paid, the Company may refuse to deliver the shares in settlement of the RSUs until such amount is paid.  The Committee may, in its discretion, permit a Participant (or any Beneficiary of a Participant) to pay all or a portion of the amount requested by the Company for such taxes at such time and in such manner as the Committee shall deem to be appropriate, including by authorizing, and the Participant hereby authorizes, the Company to withhold from the shares to be delivered in settlement, or by agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares having a fair market value (The fair market value is equal to the average high/low on the day in which the Shares are surrendered.) equal to the amount of such tax liability or a specified portion of such tax liability.

(c)                                  An individual statement of each Participant’s Account will be issued to each Participant not less frequently than annually.  Such statements shall reflect the amount of RSUs credited to Participant’s Account, transactions therein during the period covered by the statement, and other information deemed relevant by the Vice President of Global Human Resources.  Such a statement may be combined with or include information regarding other plans and compensatory arrangements relating to Participant.  A Participant’s statements shall be deemed a part of this Agreement, and shall evidence the Company’s obligations in respect of

RSUs, including the number of RSUs credited as a result of Dividend Equivalents (if any); provided, however, that any statement containing an error shall not represent a binding obligation to the extent of such error.

8.                                       Miscellaneous

(a)                                  This Agreement shall be legally binding when executed by the Company and accepted by the Participant as described below, provided that no election of Participant will be binding unless Participant has executed the Agreement and returned it to the Executive Compensation & Equity Plans Department of the Company.

(b)                                 This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties.  This Agreement constitutes the entire agreement between the parties with respect to the RSUs, and supersedes any prior agreements or documents with respect to the RSUs.  No amendment, alteration, suspension, discontinuation or termination of this Agreement which may impose any additional obligation upon the Company or impair the rights of Participant with respect to the RSUs shall be valid unless in each instance such amendment, alteration, suspension, discontinuation or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by Participant.

(c)                                  Any Beneficiary designation made by Participant in accordance with this provision may be changed from time to time, without the consent of any previously designated Beneficiary (but subject to any spousal consent as may be required) by filing with the Executive Compensation & Equity Plans Department a notice of such change.   The change of Beneficiary designation shall become effective upon receipt by the Executive Compensation & Equity Plans Department.  In the event Participant’s Beneficiary would otherwise become entitled to a distribution hereunder, and all Beneficiaries designated by Participant are not then living, or if no valid Beneficiary designation is in effect, Participant’s estate or duly authorized personal representative shall be deemed to have been designated by Participant.

(d)                                 Any provision for distribution in settlement of Participant’s Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Participant or any Beneficiary any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Participant or any Beneficiary.  Participant or any Beneficiary entitled to any distribution hereunder shall be a general creditor of the Company.

(e)                                  Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan.  If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

*  *  *  *  *

You do not need to do anything if you want to accept your RSUs on the terms set out in this Agreement.  If you do not want to accept your RSUs on the terms set out in this Agreement, please write to the Company at the address below, marking your envelope to the attention of Kristin Johnson, no later than                                           .

IMS Health

Executive Compensation & Equity Plans

660 W. Germantown Pike

Plymouth Meeting, Pennsylvania 19462

U.S.A.

Your RSUs will then be cancelled.  If you do not write to us telling us that you do not want your RSUs by                                             , you will have accepted your RSUs and agreed to the terms set out in this Agreement.

[By signing below and returning this Agreement to the Executive Compensation & Equity Plans Department, I elect to defer settlement of the RSUs until the applicable date specified in Section 4, subject to earlier settlement in accordance with Section 4 and the other terms of the Plan and this Agreement.  (Note: If you do not wish to defer settlement past the Scheduled Lapse Date you do not need to sign below and return this Agreement to the Executive Compensation & Equity Plans Department.  If you elect to further defer settlement or name a beneficiary, you should retain a copy of this Agreement for your records.)]*

PARTICIPANT:	Date:

Print Name:

For HR Use Only: Date Received by Executive Compensation & Equity Plans Department:]

*This language is not included in agreements with employees outside the United States.